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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                     PROSPECTUS SUPPLEMENT -- NOV. 27, 2009*

RIVERSOURCE PARTNERS SELECT VALUE FUND (7/30/2009)                   S-6240-99 L

Effective Jan. 1, 2010, the portfolio managers responsible for the Fund's day-to-day management, as described under the "Investment Manager" section, are as follows:

Portfolio Manager(s). The portfolio managers responsible for the day-to-day management of the Fund are:

Steve Schroll, Portfolio Manager

-  Managed the Fund since November 2009.

-  Joined RiverSource Investments in 1998 as a Senior Security Analyst.

- Senior Equity Analyst, Piper Jaffray, 1988 to 1998; Equity Analyst, First Asset Management, 1985 to 1988; Equity Analyst, Dain Rauscher, 1981 to 1985.

-  Began investment career in 1981.

-  MBA, University of Minnesota.

Laton Spahr, CFA, Portfolio Manager

-  Managed the Fund since November 2009.

-  Joined RiverSource Investments in 2001 as a Security Analyst.

- Sector Analyst, Holland Capital Management, 2000 to 2001; Statistical Research Intern, Friess Associates, 1998 to 1999.

-  Began investment career in 1998.

-  MS, University of Wisconsin, Applied Security Analysis Program.

Paul Stocking, Portfolio Manager

-  Managed the Fund November 2009.

-  Joined RiverSource Investments in 1995 as a Senior Equity Analyst.

-  Vice President, JP Morgan Securities, 1987 to 1995; Investment Banking.

-  Began investment career in 1987.

-  MBA, University of Chicago.

The rest of the section remains unchanged.

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S-6240-5 A (11/09)
* Valid until the next prospectus update.